IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

STEWART RAHR and CONTINENTAL
INVESTMENT CORPORATION,

                       Plaintiffs,

                                                 Civil Action No. 3:99-CV-0628-G

                           v.

R. DALE STERRITT, JR., et. al.,

                       Defendants.

                                 FINAL JUDGMENT
                                 --------------

         On June 12, 2000, the Court called this case to trial. Plaintiffs Stewart Rahr ("Rahr") and Continental Investment Corporation ("CIC") and
Defendants R. Dale Sterritt, Jr. ("Dale Sterritt"), Richard D. Sterritt, Sr. ("Dick Sterritt"), Edward W. Roush, Jr. ("Roush"), Freddie Joe Royer, Jr. ("Royer"), Malcolm M. Kelso ("Kelso"), Larry Wayne Sterritt ("Larry Sterritt"), Richard Straza ("Richard Straza"), Robyn Ann Straza-Sterritt ("Robyn Straza-Sterritt"), Sterritt Properties, Inc. ("Sterritt Properties"), and 20th Century Holdings, Inc. ("20th Century") appeared in person, by corporate representative, and/or through their attorneys of record and announced ready for trial. The Court determined that it had jurisdiction over the subject matter and the parties to this proceeding. The Court then impaneled and swore the jury, which heard the evidence and arguments of counsel. The Court submitted questions, definitions, and instructions. In response, the jury made findings that the Court received, filed, and entered of record.

         As part of its verdict, the jury found that the following defendants engaged in conduct constituting fraud: Dale Sterritt, Dick Sterritt, Roush, Royer, Larry Sterritt, Sterritt Properties, and 20th Century. In addition to these defendants, the jury also found that the following defendants engaged in conduct constituting conspiracy to commit fraud: Malcom Kelso, Richard Straza, and Robyn Straza-Sterritt.

         The jury also found that the harm experienced by CIC from the failure to comply with a fiduciary duty and/or conspiracy was the result of malice or fraud on the part of the following defendants: Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, and Sterritt Properties.

         In addition, the jury found that the following defendants committed theft: Dale Sterritt, Dick Sterritt, Roush, Royer, and Kelso.

         Finally, the jury found that certain defendants were responsible for the conduct of the following corporations: (1) for Kelso & Roush, Inc.: Kelso and Roush; (2) for Nikko Trading of America Corporation: Dale Sterritt, Dick Sterritt, Roush, Royer, and Kelso; (3) for Woodland Ventures, Inc.: Dale
Sterritt,  Dick Sterritt,  Roush,  and Kelso;  (4) for Swan Financial  Services,
Inc.: Dale Sterritt and Dick Sterritt; (5) for Atremo Holdings, Inc., S.A.: Dale Sterritt, Dick Sterritt, Roush, and Royer; and (6) for Wallenberg Financial, Inc., S.A.: Dale Sterritt, Dick Sterritt, Roush, and Royer.

         The Court now renders judgment for Plaintiffs based on the jury's verdict and incorporates the jury's findings for the purposes of this judgment.

         IT IS, THEREFORE, ORDERED, ADJUDGED, AND DECREED that, based on the jury's verdict and/or the default judgments previously entered against Kelso & Roush, Inc., Nikko Trading of America Corporation, Woodland Ventures, Inc., Swan Financial Services, Inc., Atremo Holdings, Inc., S.A., and Wallenberg Financial, Inc., S.A., Plaintiff Rahr's Motion for Judgment as a Matter of Law, and the evidence presented at trial, Rahr is entitled to and shall recover judgment against Defendants Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover actual damages of $12,185,712 from Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century, jointly and severally.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $50,000,000 from Dale Sterritt.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $10,000,000 from Dick Sterritt.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $5,000,000 from Roush.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $5,000,000 from Royer.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $5,000,0000 from Kelso.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $5,000,000 from Larry Sterritt.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover exemplary damages of $8,000,000 from Sterritt Properties.

         IN ADDITION, IT IS ORDERED, ADJUDGED, AND DECREED that, based on the jury's verdict and/or the default judgments previously entered against Kelso & Roush, Inc., Nikko Trading of America Corporation, Woodland Ventures, Inc., Swan Financial Services, Inc., Atremo Holdings, Inc., S.A., and Wallenberg Financial, Inc., S.A., and the evidence presented at trial, CIC is entitled to and shall recover judgment against Defendants Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover actual damages of $15,646,000 from Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century, jointly and severally.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover profits wrongfully obtained in the amount of $8,000,000 and exemplary damages of $50,000,000 from Dale Sterritt.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover profits wrongfully obtained in the amount of $3,000,000 and exemplary damages of $10,000,000 from Dick Sterritt.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover profits wrongfully obtained in the amount of $1,000,000 and exemplary damages of $5,000,000 from Larry Sterritt.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover profits wrongfully obtained in the amount of $12,000,000 and exemplary damages of $8,000,000 from Sterritt Properties.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover exemplary damages of $5,000,000 from Roush.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover exemplary damages of $5,000,000 from Royer.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover exemplary damages of $5,000,000 from Kelso.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr shall recover prejudgment interest in the amount of $2,747,627.66, and post-judgment interest as provided by law, from defendants Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century, jointly and severally.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that CIC shall recover prejudgment interest in the amount of $3,004,889.32, and post-judgment interest as provided by law, from defendants Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century, jointly and severally.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that costs of court shall be taxed against defendants Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, Richard Straza, Robyn Straza-Sterritt, Sterritt Properties, and 20th Century.

         IT IS, FURTHER, ORDERED, ADJUDGED, AND DECREED that Rahr and CIC shall recover post-judgment interest, at the maximum rate provided by law, on each amount of exemplary damages awarded, and costs taxed, against each defendant.

         In addition, the verdict of the jury as to defendants Suresh Chainani, Kanayo Wadhwani and Dresco Investments, Inc. (the "Dresco Defendants"), and Sarah Sterritt, was for the Dresco Defendants and Sarah Sterritt and against Plaintiffs. Accordingly, the Court hereby determines that judgment should be rendered on the verdict in favor of the Dresco Defendants and Sarah Sterritt and against Plaintiffs.

         IT IS, THEREFORE, ORDERED, ADJUDGED AND DECREED that Plaintiffs Rahr and CIC shall take nothing by their suit against Suresh Chainani, Kanayo Wadhwani, Dresco Investments, Inc., and Sarah Sterritt.

         IT IS, THEREFORE, ORDERED, ADJUDGED AND DECREED that all costs of court incurred by Suresh Chainani, Kanayo Wadhwani, Dresco Investments, Inc., and Sarah Sterritt are hereby taxed against Rahr and CIC.

         IT IS, FINALLY, ORDERED, ADJUDGED, AND DECREED that all further affirmative relief requested by Rahr and/or CIC against the aforementioned defendants is DENIED.

         The Court ORDERS execution for this judgment.
         THIS IS A FINAL JUDGMENT.

         SIGNED this 10 day of July, 2000.


                                                     /s/  A. Joe Fish
                                                    ----------------------------
                                                    THE HONORABLE A. JOE FISH
                                                    United States District Judge